UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)
OF THE SECURITIES EXCHANGE ACT OF 1934

May 21, 2021
Date of Report (Date of earliest event reported)

SINCLAIR BROADCAST GROUP, INC.
(Exact name of registrant)

Maryland	000-26076	52-1494660
(State of organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10706 Beaver Dam Road
Hunt Valley, MD  21030
(Address of principal executive offices and zip code)

(410) 568-1500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $ 0.01 per share	SBGI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2021, Sinclair Broadcast Group, Inc. (“Sinclair” or the "Company") entered into an amendment (the "Amendment") to the Amended and Restated Employment Agreement dated January 1, 2020 with Barry Faber, President of Distribution and Network Relations, effective as of January 1, 2021.

Under the terms of the Amendment, Mr. Faber will retire as President of Distribution and Network Relations effective June 25, 2021 (the "Retirement Date"). Mr. Faber will be entitled to compensation of $496,658 (the "Base Salary") paid from January 1, 2021 through the Retirement Date, calculated as a percentage, 48.22% or 176 days divided by 365 days, of an annualized base salary of $1,030,000. Provided Mr. Faber does not resign without good reason and is not terminated by Sinclair for cause prior to the Retirement Date, Sinclair will grant Mr. Faber Sinclair shares of Class A Common Stock with a value on the Retirement Date of $639,116, which shares shall be fully vested when granted. Following the Retirement Date and ending on September 4, 2022 (the "Consulting Period"), Mr. Faber will provide specified consulting services to Sinclair on a month by month basis, with the option for Sinclair to extend the Consulting Period on the same terms and conditions for one additional year (the "Extended Consulting Period"). During the Consulting Period, Mr. Faber will be paid $1,050 per hour for each hour that consulting services are performed, with a guarantee of payment for a minimum of 20 hours per month for each month of the Consulting Period, and, if Mr. Faber elects to continue his health insurance coverage (including family coverage) with Sinclair (under COBRA), Sinclair shall pay for such COBRA coverage or, at the election of Mr. Faber, will reimburse Mr. Faber for any cost and expense actually incurred by Mr. Faber for such COBRA coverage. COBRA coverage shall not extend beyond 18 months from the Retirement Date (the "Applicable COBRA Period"). During the portion of the Extended Consulting Period that extends past the Applicable COBRA Period, Sinclair will reimburse Mr. Faber for any cost incurred by him to secure and maintain equivalent health insurance above and beyond the cost he would have incurred as an employee were he (and his wife) covered under Sinclair's health insurance plan.

Except as set forth in the Amendment, a copy of which shall be filed as an exhibit with the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, the terms of the previous agreements remain unchanged.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINCLAIR BROADCAST GROUP, INC.

By: /s/ David R. Bochenek

Name:    David R. Bochenek
Title:    Senior Vice President / Chief Accounting Officer
Dated: May 25, 2021